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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------


       Date of report (Date of earliest event reported): September 7, 2000
                                                         -----------------




                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



           000-27927                                       43-1857213
           ---------                                       ----------
   (Commission File Number)                              (Federal Employer
                                                      Identification Number)


12444 Powerscourt Drive - Suite 100
St. Louis, Missouri                                            63131
----------------------------------------                       -----
(Address of Principal Executive Offices)                     (Zip Code)


                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Charter Communications, Inc. (Charter) announced that it has completed its transaction in which Charter acquired Cablevision Systems Corporation (Cablevision)'s 48,600 subscriber cable system in Kalamazoo, Michigan for total consideration of $170.6 million in Class A common stock of Charter.

         A copy of the press release announcing the completion of this transaction is being filed as Exhibit 99.1 with this report.



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ITEM 7.  EXHIBITS.

              99.1    Press release dated September 8, 2000.*

         -----------------------

         * - filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS, INC.,
                                   registrant




Dated September 7, 2000            By:   /s/ KENT D. KALKWARF
                                         ---------------------------------------
                                         Name:  Kent D. Kalkwarf
                                         Title: Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)


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                                  EXHIBIT INDEX

99.1     Press release dated September 8, 2000.